EQUITY FINANCING AGREEMENT

EQUITY FINANCING AGREEMENT (this "Agreement"), dated as of February 12, 2008, between PANTERA PETROLEUM INC., a Nevada corporation (the "Company"), and FTS FINANCIAL INVESTMENTS LTD., a corporation organized under the laws of Switzerland (the "Investor").

W I T N E S S E T H:

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company may issue and sell to the Investor from time to time as provided herein, and the Investor shall purchase from the Company, shares of Common Stock for an aggregate purchase price up to $10,000,000 on a private placement basis in an offshore transaction with a non-U.S. Person (as that term is defined in Rule 902 of Regulation S under the Securities Act (defined herein)) in reliance upon Regulation S and/or Section 4(2) of the Securities Act.

NOW THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I – DEFINITIONS AND INTERPRETATION

SECTION 1.01. DEFINITIONS AND INTERPRETATION.

(a) Certain Definitions. For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

"Affiliate" of a Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first-mentioned Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

"Bloomberg Financial" shall mean Bloomberg Financial Markets or an equivalent reliable reporting service acceptable to and hereafter designated by the Investor.

"Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock, of such Person.

"Closing" shall have the meaning set forth in Section 2.02(a) .

"Closing Date" shall mean the date on which the Closing occurs.

"Commission" means the United States Securities and Exchange Commission.

"Commitment Period" shall mean the period expiring on the earliest to occur of (x) the date on which the Investor shall have purchased Draw Down Shares pursuant to this Agreement for an aggregate purchase price of $10,000,000, (y) the date this Agreement is terminated pursuant to Article VII and (z) the date occurring twenty-four (24) months from the date hereof.

"Common Stock" shall mean the Company's Common Stock, $0.001 par value per share.

"Common Shares" shall mean shares of the Company's Common Stock issued or issuable pursuant to this Agreement.

"Draw Down" shall mean each occasion the Company elects to exercise its right to deliver a Draw Down Notice requiring the Investor to purchase the Common Shares as specified in such Draw Down Notice, subject to the terms and conditions of this Agreement.

"Draw Down Cancellation" shall have the meaning set forth in Section 6.04(a) . "Draw Down Cancellation Date" shall have the meaning set forth in Section 6.04(a) . "Draw Down Cancellation Notice" shall have the meaning set forth in Section 6.04(a) .

"Draw Down Date" shall mean any Trading Day during the Commitment Period that a Draw Down Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.03(b) hereof.

"Draw Down Notice" shall mean a written notice to the Investor delivered in accordance with this Agreement in the form attached hereto as Exhibit A setting forth the Investment Amount that the Company intends to sell to the Investor pursuant to such Draw Down and the Floor Price applicable to such Draw Down.

"Draw Down Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Draw Down that has occurred or may occur in accordance with the terms and conditions of this Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Governmental Authority" means any federal or state government or political subdivision thereof and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Investment Amount" shall mean the aggregate dollar amount (within the range specified in Section 2.03) of any Draw Down Shares to be purchased by the Investor with respect to any Draw Down effected by the Company in accordance with Section 2.03 hereof.

"Material Adverse Effect" has the meaning set forth in Section 3.01.

"Maximum Share Amount" shall mean all the maximum number of Draw Down Shares that could be issued under this Agreement plus all shares issuable upon exercise of all Warrants that could be issued under this Agreement.

"Minimum Draw Down Amount" shall mean $200,000.

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

"Principal Market" shall mean the Nasdaq National Market, the American Stock Exchange, the New York Stock Exchange or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock.

"SEC Reports" means the Company's Annual Report on Form 10-KSB for the year ended May 31, 2007 and the Company's Quarterly Reports on Form 10-QSB for the quarters ended August 31, 2007 and April November 30, 2007.

"Securities Act" means the Securities Act of 1933, as amended.

"Trading Day" shall mean any day during which the Principal Market shall be open for trading.

(b) Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(c) Currency. All references to currency referred to in this Agreement are in United States Dollars, unless expressly stated otherwise.

ARTICLE II – SALE AND PURCHASE OF COMMON STOCK

SECTION 2.01. INVESTMENTS.

(a) Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor agrees to irrevocably purchase from the Company shares of the Company's Common Stock at a price of $1.00 per share, based on such number of Draw Downs (subject to the Maximum Draw Down Amount and the Minimum Draw Down Amount) as the Company, in its sole discretion, shall choose to deliver during the Commitment Period until the aggregate Investment Amount with respect to Common Shares purchased under this Agreement equals $10,000,000 or this Agreement is otherwise terminated.

(b) Draw Downs. Upon the terms and subject to the conditions set forth herein, on any Trading Day as provided in Section 2.03(b) hereof during the Commitment Period on which the conditions set forth in Section 6.02 and 6.03 hereof have been satisfied, the Company may exercise a Draw Down by the delivery of a Draw Down Notice, executed by the President, Chairman or Chief Financial Officer of the Company, to the Investor.

(c) Warrants: For each Draw Down Share that the Investor is obligated to purchase, the Company will issue one non-transferable common share purchase warrant (each, a “Warrant”), in the form of Schedule A attached hereto, with each Warrant permitting the purchase of one Common Share (each, a “Warrant Share”), for a period of three years following the issuance of such Warrants at the following exercise price:

(i) $1.50 per Warrant Share up to the date which is one year from the issuance of such Warrant;

(ii) $2.00 per Warrant Share from the date which is one year and a day from the issuance of such Warrant up to the date which is two years from the issuance of such Warrant; and

(iii) $2.50 per Warrant Share from the date which is two years and a day from the issuance of such Warrant up to the date which is three years from the issuance of such Warrant.

SECTION 2.02. EFFECTIVENESS.

The effectiveness of this Agreement (the "Closing") shall be deemed to take place concurrently with the execution and delivery of this Agreement by the parties hereto and the delivery of the following transaction documents (the “Transaction Documents”): (i) the Company shall deliver to the Investor a certificate executed by the Secretary of the Company, signing in such capacity, dated the date of the Closing (A) certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby (including, without limitation, the reservation and issuance of the Common Stock pursuant to this Agreement), which authorization shall be in full force and effect on and as of the date of such certificate and (B) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed the Agreement for or on behalf of the Company; (ii) the Company shall deliver to the Investor a certificate executed by the President, the Chairman or the Chief Financial Officer of the Company, signing in such capacity, dated the date of the Closing, confirming the accuracy of the representations and warranties of the Company contained in this Agreement; (iii) Clark Wilson LLP, counsel to the Company, shall deliver to the Investor an opinion, dated the date of each issuance of Draw Down Shares, as and when applicable, that all corporate steps with regard to the valid issuance of such Draw Down Shares have been taken and that such Draw Down Shares were issued pursuant to an exemption from the registration requirements under the Securities Act; and (iv) the Investor shall deliver to the Company a Certificate of Non-U.S. Shareholder (the “Regulation S Certificate”), in the form of Schedule B attached hereto.

SECTION 2.03. MECHANICS OF DRAW DOWNS.

(a) Draw Down Notice. On any Trading Day during the Commitment Period, the Company may deliver a Draw Down Notice to the Investor, subject to the satisfaction of the conditions set forth in Sections 6.02 and 6.03; provided, however, the Investment Amount for each Draw Down as designated by the Company in the applicable Draw Down Notice shall be not less than the Minimum Draw Down Amount (as determined as of the applicable Draw Down Date).

(b) Delivery of Draw Down Notice. A Draw Down Notice shall be deemed delivered on (i) the Trading Day that it is received by facsimile or otherwise by the Investor if received prior to 12:00 noon, New York City time such Trading Day, or (ii) in the event it is received by facsimile or otherwise subsequent to 12:00 noon, New York City time, on a Trading Day, the immediately succeeding Trading Day. No Draw Down Notice may be delivered other than on a Trading Day during the Commitment Period.

(c) Delivery of Investment Amount. For every Draw Down Notice that is not a Draw Down Cancellation, the Investor shall deliver the required Investment Amount to the Company in accordance with the wire instructions to be provided by the Company from time to time within ten (10) days of delivery of the Draw Down Notice in accordance with Section 2.03(b) hereof.

SECTION 2.04. SHARE ISSUANCE.

Subject to the provisions of Section 6.04 hereof, the Company shall, unless otherwise instructed by the Investor, cause the Transfer Agent to issue shares of Common Stock to the Investor representing the Draw Down Shares to be purchased by the Investor with respect to the Draw Down Notice within 14 business days after receipt of funds from the Investor to an account designated by the Company. In addition, before such issuance representing the Draw Down Shares, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. The Investor acknowledges that the Draw Down Shares acquired from the Company bear a restrictive legend, and they constitute "restricted securities" within the meaning of the Securities Act and the Investor agrees it will transfer the Draw Down Shares pursuant to the manner set forth in Section 5.02 hereof.

ARTICLE III – REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As a material inducement to the Investor to enter into this Agreement, the Company hereby represents and warrants to the Investor that on and as of the date hereof:

SECTION 3.01. ORGANIZATION AND STANDING.

The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority necessary for it to own its properties and assets and to carry on its business as it is now being conducted (and, to the extent described therein, as described in the SEC Reports). The Company and each of its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, assets, operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, or any adverse effect on the Company's ability to consummate the transactions contemplated by, or to execute, deliver and perform its obligations under, each of the Transaction Documents (a "Material Adverse Effect").

SECTION 3.02. SECURITIES OF THE COMPANY.

The authorized Capital Stock of the Company consists of 1,200,000,000 shares of common stock, par value $0.001, and as of January 23, 2008, there were 116,934,544 shares of our common stock issued and outstanding, held by stockholders of record. Except as set out in the SEC Reports, the Company has no other authorized, issued or outstanding equity securities or securities containing any equity features, or any other securities convertible into, exchangeable for or entitling any person to otherwise acquire any other securities of the Company containing any equity features. The Company has no stock option, incentive or similar plan. All of the outstanding shares of Capital Stock of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable. The Common Shares have been duly and validly authorized and have been duly reserved, and will remain available for issuance, pursuant to this Agreement. When issued against payment therefor as provided in this Agreement, the Common Shares will be validly issued, fully paid and non-assessable, free and clear of all preemptive rights, claims, liens, charges, encumbrances and security interests of any nature whatsoever. Except as set forth in this Section 3.02 or the SEC Reports, there are no outstanding options, warrants, conversion rights, subscription rights, preemptive rights, rights of first refusal or other rights or agreements of any nature outstanding to subscribe for or to purchase any shares of Common Stock of the Company or any other securities of the Company of any kind binding on the Company. The issuance of the Common Shares pursuant to this Agreement is not subject to any preemptive rights, rights of first refusal or other similar limitation. Except as otherwise required by law, there are no restrictions upon the voting or transfer of any shares of the Company's Common Stock pursuant to the Company's Certificate of Incorporation or bylaws. Except as provided herein or in the other Transaction Documents, there are no agreements or other obligations (contingent or otherwise) that may require the Company to repurchase or otherwise acquire any shares of its Common Stock.

SECTION 3.03. AUTHORIZATION; ENFORCEABILITY.

The Company has the corporate power and authority to execute, deliver and perform the terms and provisions of this Agreement to be executed, delivered or performed by it and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement. No other corporate proceeding on the part of the Company is necessary, and no consent of any shareholder of the Company is required, for the valid execution and delivery by the Company of this Agreement. The Company has duly executed and delivered, or concurrently herewith is executing and delivering, this Agreement. Assuming the due execution of this Agreement by the Investor, this Agreement constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with each of their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 3.04. NO VIOLATION; CONSENTS.

(a) Execution and Delivery. The execution, delivery and performance by the Company of this Agreement does not and will not (i) contravene the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its subsidiaries or any of its respective property or assets is bound, (ii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default or give rise to an event of acceleration under any contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it or any of its subsidiaries is bound or to which any of its respective properties or assets is subject, nor result in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties, assets or Capital Stock of the Company or any of its subsidiaries, or (iii) violate any provision of the organizational and other governing documents of the Company or any of its subsidiaries.

(b) Consents. No consent, approval, authorization or order of, or filing or registration with, any court or Governmental Authority or other Person is required to be obtained or made by the Company for the execution, delivery and performance of this Agreement.

SECTION 3.05. SECURITIES ACT REPRESENTATIONS.

Assuming the accuracy of the Investor's representations pursuant to Section 4.02 hereof, the sale of the Common Shares hereunder will be exempt from the registration requirements of the Securities Act. Neither the Company, nor any of its Affiliates, or, to its knowledge, any Person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Common Shares hereunder. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security other than pursuant to this Agreement under circumstances that would require registration under the Securities Act of the Common Shares to be issued under this Agreement. The Company has not provided the Investor with any material non-public information that, according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to engaging in this Agreement but that has not been so disclosed.

SECTION 3.06. NO DEFAULT.

The Company is not, and immediately after the consummation of the transactions contemplated hereby to be performed by the Company will not be, in default of (whether upon the passage of time, the giving of notice or both) its organizational and other governing documents, or any provision of any security issued by the Company, or of any agreement, instrument or other undertaking to which the Company is a party or by which it or any of its property or assets is bound, or the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its property or assets is bound, which default or violation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 3.07. NO BROKERS.

No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company.

SECTION 3.08. SEC REPORTS; FINANCIAL CONDITION; NO ADVERSE CHANGES.

(a) Financial Statements. The audited consolidated financial statements of the Company and the related notes thereto as of May 31, 2007, reported on by Amisano Hanson LLP, independent auditors, contained in the SEC Reports, present fairly the consolidated financial position, results of operations and cash flows of the Company at such date and for the periods set forth therein . The unaudited consolidated financial statements of the Company and related notes thereto as of November 30, 2007 (such audited and unaudited financial statements, collectively, the "Financial Statements") contained in the SEC Reports present fairly the consolidated financial position, results of operations and cash flows of the Company at such date and for the periods set forth therein. The Financial Statements, including the related schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles in the United States as in effect on the date of filing of such documents with the Commission, applied on a consistent basis (except for changes concurred in by the Company's independent public auditors) unless otherwise expressly stated therein. Except as disclosed in the SEC Reports, during the period from November 30, 2007 to and including the date hereof, there has been no sale, transfer or other disposition by the Company of any material part of the business, property or securities of the Company and no purchase or other acquisition of any business, property or securities by the Company material in relation to the financial condition of the Company.

(b) Liabilities. Except as are fully reflected or reserved against in the Financial Statements and the notes thereto, there are no liabilities or obligations with respect to the Company or any of its subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) that, either individually or in the aggregate, after taking into account (a) the maximum reasonable amount of any liability that may arise on account of any litigation or any other contingent liability or obligation (other than amounts that would be remote), (b) the earliest reasonable time at which any such liability or obligation may become due and (c) any reasonably expected insurance recovery with respect thereto, could reasonably be expected to have a Material Adverse Effect.

(c) Litigation. Since November 30, 2007, except as set forth in the SEC Reports, there has been no development or event, nor any prospective development or event known to the Company or any of its subsidiaries, or any litigation, proceeding or other action seeking an injunction or other restraining order, damages or other relief from a court or administrative agency of competent jurisdiction pending, threatened or, to the knowledge of the Company, contemplated, or any action of any Governmental Authority, that has had or could reasonably be expected to have a Material Adverse Effect.

SECTION 3.09. SUBSIDIARIES.

As of the date hereof, the Company has no subsidiaries other than those set forth in the SEC Reports or those that conduct no active business.

SECTION 3.10. NO INTEGRATED OFFERING.

Neither the Company, nor any of its Affiliates, nor to its knowledge any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the offer and sale of the Common Stock hereunder.

SECTION 3.11. NO LITIGATION.

Except as disclosed in the SEC Reports, no litigation or claim (including those for unpaid taxes), or environmental proceeding against the Company or any of its subsidiaries is pending, threatened or, to the Company's best knowledge, contemplated that, if determined adversely, would (after taking into consideration any reasonably expected insurance recovery with respect thereto) have a Material Adverse Effect on the Company.

SECTION 3.12. ENVIRONMENTAL MATTERS.

The Company’s knowledge, the Company and each of its subsidiaries is in compliance in all material respects with all applicable state and federal environmental laws, and no event or condition has occurred that may interfere in any material respect with the compliance by the Company or any of its subsidiaries with any environmental law or that may give rise to any liability under any environmental law that, individually or in the aggregate, would have a Material Adverse Effect.

SECTION 3.13. INTELLECTUAL PROPERTY.

The Company (and/or its subsidiaries) owns or has licenses to use certain patents, copyrights and trademarks ("intellectual property") associated with its business. The Company and its subsidiaries have all intellectual property rights that are needed to conduct the business of the Company and its subsidiaries as it is now being conducted as disclosed in the SEC Reports. To the Company's knowledge, the intellectual property rights that the Company (and/or its subsidiaries) owns are valid and enforceable. To the Company's knowledge, the use of such intellectual property by the Company (and/or its subsidiaries') does not infringe upon or conflict with any right of any third party, and, except as disclosed in the SEC Reports neither the Company nor any of its subsidiaries has received notice, written or otherwise, of any such infringement or conflict other than with respect to alleged infringements or conflicts that, individually or in the aggregate, if determined adversely to the Company would not have a Material Adverse Effect. Except as set forth in the SEC Reports, the Company has no knowledge of any infringement of its (and/or its subsidiaries) intellectual property by any third party.

SECTION 3.14. RELATED PARTY TRANSACTIONS.

Except as disclosed in the SEC Reports and except for such transactions for which disclosure pursuant to Regulation S-K would not be required in an annual report on Form 10-K or otherwise, none of the officers, directors, employees or 5% or greater shareholders of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or the advances of money or otherwise requiring payments to or from any such officer, director, employee or shareholder or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, employee or shareholder has a substantial interest or is an officer, director, trustee or partner.

SECTION 3.15. PERMITS.

To the Company’s knowledge, the Company and each of its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits except for such Company Permits the failure of which to possess, or the cancellation or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, neither the Company nor any of its subsidiaries is in material conflict with, or in material default or material violation of, any of the Company Permits.

SECTION 3.16. INTERNAL ACCOUNTING CONTROLS.

The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements inconformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION 3.17. TAX RETURNS.

The Company has filed or caused to be filed all Federal tax returns and all material state and local tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable by it on such returns or on any assessments received by it, except any such tax, the validity or amount of which is being contested in good faith by appropriate proceedings and as to which the Company has set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles. Neither the Company nor its subsidiaries has received any tax assessment, notice of audit, notice of proposed adjustment or deficiency notice from any taxing authority.

SECTION 3.18. DISCLOSURE.

The representations and warranties of the Company in this Agreement and the statements contained in the SEC Reports (at the time they were filed with the SEC and, except as modified by subsequent SEC Reports) and the schedules, certificates and exhibits furnished to the Investor by or on behalf of the Company in connection herewith did not and do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements herein or therein not misleading. The SEC Reports contain all material information concerning the Company required to be set forth therein, and no event or circumstance has occurred or exists since November 30, 2007, that would require the Company to disclose such event or circumstance in order to make the statements in the SEC Reports not misleading as of the date of the Closing that has not been so disclosed. The Company hereby acknowledges that the Investor is and will be relying on the SEC Reports and the Company's representations, warranties and covenants contained herein in making an investment decision with respect to the

Common Shares and will be relying thereon (together with future reports filed with the Commission) in connection with any transfer of Common Shares.

ARTICLE IV – REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE INVESTOR

The Investor hereby acknowledges, represents, warrants and covenants, to the Company as follows:

SECTION 4.01. AUTHORIZATION; ENFORCEABILITY; NO VIOLATIONS.

(a) The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction, has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and to consummate the transactions contemplated hereby and thereby to be performed by it.

(b) The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby to be performed by it do not and will not violate any provision of (i) the Investor's organizational documents or (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree to which the Investor is subject. The Investor has duly executed and delivered this Agreement. Assuming the due execution hereof and thereof by the Company, this Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 4.02. SECURITIES ACT REPRESENTATIONS; LEGENDS.

(a) The Investor understands that: (i) the offering and sale of the Common Shares to be issued and sold hereunder is intended to be exempt from the registration requirements of the Securities Act; (ii) the initial offer and sale of the Common Shares issuable hereunder has not been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities Act and any other applicable securities laws or if an exemption from such registration requirements is available; and (iii) the Company not is required to register any resale of the Common Shares under the Securities Act and any other applicable securities laws.

(b) The Investor represents that the Common Shares to be acquired by the Investor pursuant to this Agreement are being acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws that may be applicable.

(c) The Investor represents that the Investor is not an affiliate (as such term is defined in the Securities Act) of the Company.

(d) The Investor represents that the Investor (i) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (ii) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Common Stock and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Common Shares; (ii) believes that its investment in the Common Shares is suitable for it based upon its objectives and financial needs, and the Investor has adequate means for providing for its current financial needs and business contingencies and has no present need for liquidity of investment with respect to the Common Shares; (iii) has no present plan, intention or understanding and has made no arrangement to sell the Common Shares at any predetermined time or for any predetermined price; (iv) has not purchased, sold or entered into any put option, short position or similar arrangement with respect to the Common Shares, and will not, for the term of this Agreement purchase, sell or enter into any such put option, short position or similar arrangement in any manner that violates the provisions of the Securities Act or the Exchange Act.

(e) The Investor acknowledges that no oral or written statements or representations have been made to the Investor by or on behalf of the Company in connection with the offering and sale of the Common Shares hereunder other than those set forth in the SEC Reports, or as set forth herein, and the Investor represents that it is not subscribing for the Common Shares as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.

(f) The Investor acknowledges that the Securities Act restricts the transferability of securities, such as the Common Shares, issued in an offshore transaction with a non-U.S. Person (as that term is defined in Rule 902 of Regulation S under the Securities Act) in reliance upon Regulation S and/or Section 4(2) of the Securities Act, and that, unless sold pursuant to the manner set forth in Section 5.02 hereof, the transfer of such Common Shares is restricted.

(g) The Investor has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Shares which have been requested by the Investor. The Investor has been afforded the opportunity to ask questions of the Company. The Investor understands that its investment in the Common Shares involves a significant degree of risk.

SECTION 4.03. NO BROKERS.

No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Investor.

SECTION 4.04. NO INFLUENCE ON BUSINESS.

The Investor (whether in its capacity as holder of the Common Stock or otherwise) covenants and agrees with the Company that it will not: (a) in any manner exercise or attempt to exercise a controlling influence over the management or policies of the Company or attempt to influence the business activities or decisions of the Company; (b) propose a director or slate of directors to serve on the board of directors of the Company; (c) have or seek to have a representative of the Investor be appointed to serve as a director of the Company or participate as an observer at meetings of the board of directors (or committees thereof) or have or seek to have any employee or representative of the Investor serve as an officer, agent or employee of the Company; (d) attempt to influence the dividend policies or practices of the Company; (e) solicit or participate in soliciting proxies with respect to any matter presented to the shareholders of the Company; (f) dispose or threaten to dispose of the Common Shares to any third party in any manner as a condition to specific action or non-action by the Company; or (g) enter into any joint venture, enterprise or undertaking of any kind with the Company.

SECTION 4.05. OWNERSHIP OF COMMON STOCK.

As of the date of this Agreement, the Investor and its affiliates beneficially own in aggregate no shares of Common Stock.

ARTICLE V – COVENANTS

SECTION 5.01. EXEMPTION FROM REGISTRATION; LIMITATION ON ISSUANCE OF SECURITIES.

The Company will not make any offer to sell, solicit any offer to buy, agree to sell or sell any security or right to acquire any security, except at such time and in such manner so as not to cause the loss of any of the exemptions for the offer and sale of the Common Shares from the registration requirements under the Securities Act or under the securities or "blue sky" laws of any jurisdiction in which such offer, sale or issuance is made.

SECTION 5.02. TRANSFER RESTRICTIONS.

The Investor acknowledges that any proposed offer, sale, pledge or other transfer of Common Shares prior to the date that is two (2) years from the date of issuance (or such other date as may be required pursuant to Rule 144 under the Securities Act (or similar successor provision) as in effect from time to time), in the absence of registration under the Securities Act, is limited. Accordingly, prior to such passage of time or such registration, the Common Shares may be offered, sold, pledged or otherwise transferred only (i) to the Company, (ii) in an offshore transaction in accordance with Rule 904 under the Securities Act, (iii) pursuant to any other exemption from registration provided by the Securities Act, (iv) pursuant to Rule 144 under the Securities Act or (v) pursuant to an effective registration statement under the Securities Act; in the case of any transfer pursuant to clause (ii), (iii) or (iv), the Company shall be entitled to receive an opinion of the selling Investor's counsel, in form and substance reasonably satisfactory to the Company, to the effect that registration is not required in connection with such disposition.

SECTION 5.03. RULES 144; CURRENT INFORMATION.

For the duration of the Commitment Period, the Company will (i) cause its Common Stock to continue to be registered under Section 12 of the Exchange Act, file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further actions as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Common Shares without registration under the Securities Act pursuant to the safe harbors and exemptions provided by Rule 144 under the Securities Act (to the extent applicable), as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, and (ii) furnish the Investor with all reports, proxy statements and registration statements that the Company files with the Commission or distributes to its security holders pursuant to the Securities Act and the Exchange Act at the times of such filings and distributions (unless such documents are available electronically from the Commission or elsewhere without charge and within a period reasonably contemporaneous with the filing thereof with the Commission, in which case such documents need not be provided to the Investor). Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with the foregoing requirements.

SECTION 5.04. RESERVATION OF COMMON SHARES.

The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, sufficient shares of Common Stock to provide for the issuance of the Common Shares in an amount equal to the Maximum Share Amount less the number of Common Shares previously issued hereunder.

SECTION 5.05. STOCK LISTING.

The Company shall have the Common Shares in an amount equal to the Maximum Share Amount approved for quotation or listing, prior to issuance, upon the Principal Market upon which the Common Stock is listed or traded at the time of issuance of such Common Shares and shall use commercially reasonable efforts to maintain such listing.

SECTION 5.06. REPORTING STATUS.

The Company's Common Stock is registered under Section 12(g) of the Exchange Act. For a period of twelve (12) months after the end of the Commitment Period, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

SECTION 5.07. DISCLOSURE OF MATERIAL INFORMATION.

In the event that the Company comes into possession of any material non-public information, the Company shall make full and complete public disclosure at such times and by such means as are required by applicable securities laws (including all common law formulations thereof).

SECTION 5.08. ISSUANCE OF DRAW DOWN SHARES.

The sale and issuance of the Draw Down Shares shall be made in accordance with the provisions and requirements of Regulation S and/or Section 4(2) of the Securities Act and any applicable state law.

ARTICLE VI – CONDITIONS TO DELIVERY OF DRAW DOWN
NOTICES AND CONDITIONS TO SETTLEMENT

SECTION 6.01. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK.

The obligation hereunder of the Company to issue and sell the Draw Down Shares to the Investor incident to each Draw Down Notice is subject to the satisfaction, on or before any issuance of Draw Down Shares, of each of the conditions set forth below.

(a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor contained in this Agreement and in the Regulation S Certificate shall be true and correct in all material respects as of the date when made and as of the date of each such issuance of the Draw Down Shares as though made at each such time (except for representations and warranties specifically made as of a particular date which shall be true and correct in all material respects as of the date when made).

(b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such issuance of the Draw Down Shares.

SECTION 6.02. CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER A DRAW DOWN NOTICE.

The right of the Company to deliver a Draw Down Notice hereunder is subject to the satisfaction, on the date of delivery of such Draw Down Notice, of each of the following conditions:

(a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the applicable Draw Down Date as though made at such time (except for representations and warranties specifically made as of a particular date which shall be true and correct in all material respects as of the date when made).

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such date, nor shall there have occurred an Event of Default under this Agreement.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(d) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock (including without limitation the Draw Down Shares) shall not have been suspended by the Commission, the Principal Market or the FINRA and the Common Stock (including without limitation the Draw Down Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market.

SECTION 6.03. DOCUMENTS REQUIRED TO BE DELIVERED ON EACH DRAW DOWN DATE OR IN RESPECT OF THE ISSUANCE OF ANY DRAW DOWN SHARES.

(a) The Investor's obligation to purchase Common Shares pursuant to a Draw Down hereunder shall additionally be conditioned upon the delivery to the Investor on or before the Draw Down Date of a certificate in form and substance satisfactory to the Investor, executed by an executive officer of the Company to the effect that all conditions to the delivery of such Draw Down Notice shall have been satisfied as at the date of such certificate (which certificate shall not be required if the foregoing representations shall be set forth in the Draw Down Notice).

(b) The Company’s obligation to issue any Draw Down Shares shall be conditional upon the delivery of a certificate to the Company from an officer of the Investor certifying that all of the representations and warranties of the Investor contained in the Regulation S Certificate are true and correct as of the date of any payment by the Investor in respect of an Investment Amount, which certificate shall be delivered to the Company on or before the issuance of any Draw Down Shares.

SECTION 6.04. DRAW DOWN CANCELLATION.

(a) Mechanics of Draw Down Cancellation. The Company can cancel the Draw Down (a "Draw Down Cancellation") within 5 business days by delivering written notice to the Investor specifying the reasons therefor (the "Draw Down Cancellation Notice"), by facsimile (simultaneously sent by e-mail and with telephonic advice of the sending (which requirement will be deemed satisfied by leaving of recorded message)). The Draw Down Cancellation Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 9:30 a.m., New York City time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 9:30 a.m., New York City time, on a Trading Day, or at any time on a day which is not a Trading Day. No Draw Down Cancellation Notice may be deemed delivered on a day that is not a Trading Day. "Draw Down Cancellation Date" shall be the date the Draw Down Cancellation Notice is deemed delivered pursuant to the preceding sentence.

(b) Effect of Draw Down Cancellation. Anytime a Draw Down Cancellation Notice is delivered to the Investor, such Draw Down shall remain effective as to the portion of the Investment Amount not canceled pursuant to the preceding sentence.

ARTICLE VII – TERMINATION

SECTION 7.01. TERM; TERMINATION BY MUTUAL CONSENT.

Subject to the provisions of Section 7.02, the term of this Agreement shall run until the end of the Commitment Period; provided that the right of the Company to effect any Draw Downs under this Agreement may be terminated at any time by mutual consent of the parties. Notwithstanding the foregoing, the Company may terminate this Agreement at any time.

SECTION 7.02. TERMINATION BY THE INVESTOR.

Subject to any cure periods, the Investor may terminate the right of the Company to effect any Draw Downs under this Agreement upon ten (10) Trading Day's notice if any of the following events (each, an "Event of Default") shall occur:

(a) The Company fails to fulfill its obligations pursuant to this Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph), and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for five (5) days after the Company shall have been notified thereof in writing by the Investor;

(b) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company;

(c) The Company shall fail to maintain the listing of the Common Stock on a Principal Market or trading in such Common Stock shall otherwise be halted or suspended for a period of ten (10) consecutive Trading Days;

(d) The sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company with or into any other Person or Persons when the Company is not the survivor; or

(e) If there has been a material breach by the Company of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Company that is not cured by the Company, to the reasonable satisfaction of the Investor, within thirty (30) business days after notice of such breach is given by the Investor (except that no cure period will be provided for a breach by the Company that by its nature cannot be cured).

ARTICLE VIII – NON-DISCLOSURE OF MATERIAL NON-PUBLIC INFORMATION

SECTION 8.01. NON-DISCLOSURE OF MATERIAL NON-PUBLIC INFORMATION.

(a) The Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information to the Investor, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor and its advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review.

(b) The Company acknowledges and understands that the Investor is entering into this Agreement at the request of the Company and in good faith reliance on (i) the Company's representation set forth in this Agreement that neither it nor its agents have disclosed to the

Investor any material non-public information; and (ii) the Company's covenant set forth in this Agreement that if the Company comes into possession of any material non-public information, the Company shall make full and complete public disclosure of such information in accordance with all applicable securities laws.

(c) Nothing herein shall require the Company to disclose material non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the Investor and its advisors and representatives and, if any, underwriters, of the existence of any event or circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IX - MISCELLANEOUS

SECTION 9.01. EXPENSES.

The Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and disbursements of any special counsel retained by the Investor) relating to the purchase of the Shares shall be borne by the Investor.

SECTION 9.02. NOTICES.

All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or that are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice:

(a) if to the Company, to:

Pantera Petroleum, Inc.
111 Congress Ave, Suite 400
Austin, TX, USA 78701
Attention: Chris Metcalf
Facsimile No.: (512) 391-3869
Email: cmetcalf@panterapetroleum.com

With copies (which shall not constitute notice) to:

Clark Wilson LLP
800 - 885 W Georgia Street
Vancouver, BC, Canada V6C 3H1 Attention: Virgil Hlus Facsimile No.: 604.687.6314 Email: vzh@cwilson.com

(b) if to the Investor,

FTS Financial Investments Ltd. Seefeldstrasse 69 8008 Zurich Switzerland Attention: Roger Knox Facsimile No.: +41(0)434883500

Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the next business day following delivery of such notice to a reputable air courier service.

SECTION 9.03. ENTIRE AGREEMENT.

This Agreement (together with the other Transaction Documents and all other documents delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

SECTION 9.04. AMENDMENT AND WAIVER.

This Agreement may not be amended, modified, supplemented, restated or waived except by a writing executed by the party against which such amendment, modification or waiver is sought to been enforced. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

SECTION 9.05. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES.

This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Company or the Investor. Any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other party hereto shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors. This

Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

SECTION 9.06. SEVERABILITY.

This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

SECTION 9.07. FURTHER ASSURANCES.

Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

SECTION 9.08. TITLES AND HEADINGS.

Titles, captions and headings of the sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

SECTION 9.09. GOVERNING LAW; SUBMISSION TO JURISDICTION; ETC.

This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws. In the event of a dispute involving litigation, the parties agree that the venue for resolution of such dispute shall be in the State of Nevada. The parties waive the right to trial by jury.

SECTION 9.10. COUNTERPARTS.

This Agreement may be executed in counterparts, each of which shall be deemed an original, all of which taken together shall constitute one and the same instrument.

SECTION 9.11. ADJUSTMENTS FOR STOCK SPLITS, ETC.

The Maximum Share Amount and the price per share as set forth in Section 2.01(b) hereof shall be equitably adjusted to reflect stock splits, stock dividends, reverse stock splits and similar events.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

PANTERA PETROLEUM INC.

By:	/s/ Chris Metcalf
Name: Chris Metcalf
Title: President and CEO

FTS FINANCIAL INVESTMENTS LTD.

By:	/s/ R. Nox
Name: R. Nox
Title: Managing Director

EXHIBIT A

PANTERA PETROLEUM

DRAW DOWN NOTICE

[Date]

FTS FINANCIAL INVESTMENTS LTD.
Seefeldstrasse 69
8008 Zurich
Switzerland
Attention: Roger Knox
Facsimile No.: +41(0)434883500

Reference is made to the Equity Financing Agreement between Pantera Petroleum, Inc. (the "Company") and FTS Financial Investments Ltd. dated as of February 12, 2007. The Company confirms that all conditions to the delivery of this Draw Down Notice are satisfied as of the date hereof.

Effective Date of Delivery of Draw Down Notice (determined pursuant to Section 2.03(b)): ____________.

Draw Down Amount (not to exceed Maximum Draw Down Amount): ______________.

Draw Down Amount Price per Share ______________.

Draw Down Amount to Date (excluding amount in current Draw Down Notice): ________________________.

PANTERA PETROLEUM INC.

By:
Name:
Title:

SCHEDULE A

FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE, HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

Warrant No. ___________

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 4:00pm (PACIFIC TIME) ON ____________________ , ________.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

PANTERA PETROLEUM INC.

     THIS IS TO CERTIFY THAT _____________________, (the "Holder") of ________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to _______________ fully paid and non-assessable common shares (the "Shares") in the capital of Pantera Petroleum Inc. (hereinafter called the "Company") on or before 4:00 p.m. (Pacific time) on ____________________, ________ (the "Expiry Date") at a price per Share of US$ ___________ (the "Exercise Price") on the terms and conditions attached hereto as Appendix A (the "Terms and Conditions").

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS __________________ WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

     IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ________ day of ______________, ________.

PANTERA PETROLEUM INC.

Per:
Authorized Signatory

APPENDIX A

TERMS AND CONDITIONS dated _________________, _______, attached to the Warrants issued by Pantera Petroleum Inc.

INTERPRETATION

1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

"Company" means Pantera Petroleum Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(b)	"Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

(c)

"Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)

"herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	"person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)	"shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g)	"Warrant Holders" or "Holders" means the holders of the Warrants; and

(h)	"Warrants" means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4	Applicable Law

The Warrant and the terms hereof are governed by the laws of the ______________________. The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the _______________________.

2.	ISSUE OF WARRANTS

2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2	Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants

(a)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE

3.1	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder's Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Pantera Petroleum Inc.
111 Congress Avenue, Suite 400
Austin, Texas 78701

Attention: President
Fax No. (512) 391-3869

with a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, British Columbia
Canada V6C 3H1

Attention: Virgil Z. Hlus
Fax: (604) 687-6314

4.	EXERCISE OF WARRANTS

4.1	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2	Effect of Exercise of Warrants

(a)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6	Time of Essence

Time will be of the essence hereof.

4.7	Subscription Price

Each Warrant is exercisable at a price per share (the "Exercise Price") of US$__________ . One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8	Adjustment of Exercise Price

	(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i)

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b)

The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	WAIVER OF CERTAIN RIGHTS

5.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.	MODIFICATION OF TERMS, ETC.

6.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2	Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

PANTERA PETROLEUM INC.

Per:
Authorized Signatory

FORM OF SUBSCRIPTION

TO:	Pantera Petroleum Inc.
111 Congress Avenue, Suite 400
Austin, Texas 78701

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the "Shares") of Pantera Petroleum Inc. (the "Company") pursuant to the within Warrants at US$_________ per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned represents that, at the time of the exercise of these Warrants, all of the representations and warranties contained in the Equity Financing Agreement and the Regulation S Certificate (as defined in the Equity Financing Agreement) between the Company and the undersigned pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________day of __________________, ______.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign. In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company. If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

SCHEDULE B

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of Common Shares and Warrants, pursuant to the Equity Financing Agreement (the “Agreement”) dated February 12, 2008 between Pantera Petroleum Inc. (the “Company”) and FTS Financial Investments Ltd. Capitalized terms used but not otherwise defined in this Certificate shall have the meanings given to such terms in the Agreement. The undersigned hereby agrees, acknowledges, represents and warrants that:

     1. the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

     2. none of the Common Shares or the Warrants (the Common Shares and the Warrants collectively referred to as, the “Securities”) have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

     3. the undersigned understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities, or such other period as securities legislation may prescribe (the one year, or such other, period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

     4. the undersigned understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state securities laws;

     5. the undersigned is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

     6. the undersigned has not acquired the Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the undersigned may sell or otherwise dispose of the Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

     7. the statutory and regulatory basis for the exemption claimed for the sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

     8. the Company has not undertaken, and will have no obligation, to register any of the Securities under the U.S. Securities Act;

     9. the Company is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this Certificate, and the undersigned will hold harmless the Company from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

     10. the undersigned has been advised to consult its own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and, with respect to applicable resale restrictions, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

     11. the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Securities under the Agreement, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

     12. the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Securities under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

     13. the undersigned:

(a)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities;

(b)

the undersigned is acquiring the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(d)	the acquisition of the Securities by the undersigned does not trigger:

(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

the undersigned will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of the Company, acting reasonably;

     14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Securities; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     15. the undersigned is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     16. except as set out in the Agreement, no Person has made to the undersigned any written or oral representations:

(a)	that any Person will resell or repurchase any of the Securities;

(b)	that any Person will refund the purchase price of any of the Securities;

(c)	as to the future price or value of any of the Securities; or

(d)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the Common Shares on the OTC Bulletin Board;

     17. none of the Securities are listed on any stock exchange or automated dealer quotation system and, no representation has been made to the undersigned that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the Common Shares on the OTC Bulletin Board;

     18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other Person has a direct or indirect beneficial interest in the Securities;

     19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     20. the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States;

     21. the undersigned acknowledges and agrees that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

     22. the undersigned understands and agrees that the Securities will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT,

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”;

     23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

FTS FINANCIAL INVESTMENTS LTD.

Per:	/s/ R. Nox	Date: February 12, 2008
Signature

R. Nox
Print Name

Director
Title (if applicable)

Seefeld Strasse 69, 8008 Zurich
Address

Switzerland